Share-Based Incentive Plan	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Incentive Plan

12. SHARE-BASED INCENTIVE PLAN

The Company maintains a restricted stock incentive plan for the purpose of attracting and retaining officers, key employees and non-employee board members. Share awards vest in equal annual instalments over a three to ten year period from date of issuance. Non-vested shares have voting rights and are eligible for any dividends paid to common shares. The Company recognized compensation cost for these fixed awards over the service vesting period, which represents the requisite service period, using the straight-line method. The value of non-vested shares was calculated based on the offering price of the shares in the most recent private placement offering of $10.00, adjusted for stock dividends since granted and assumed selling costs (currently $8.60), which management believes approximates fair market value as of the date of grant.

A summary of the activity for the Company’s restricted shares was as follows:

Outstanding shares:	Common Shares
Balance at December 31, 2015	120,360
Granted	88,768
Vested	(60,249)

Balance at December 31, 2016	148,879

The non-vested restricted shares outstanding as of December 31, 2016 will vest over the next one to ten years.

The value of non-vested restricted stock granted for the years ended December 31, 2016 and 2015 was approximately $1,280,000 and $1,036,000, respectively.

Share-based compensation expense for the years ended December 31, 2016 and 2015 was approximately $520,000 and $465,000, respectively.